ACQUISITION OF TIFFIN MOTORHOMES Exhibit 99.2

FORWARD-LOOKING STATEMENTS This presentation includes certain statements that are “forward-looking” statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are made based on management’s current expectations and beliefs regarding future and anticipated developments and their effects upon THOR, and inherently involve uncertainties and risks. These forward-looking statements are not a guarantee of future performance. We cannot assure you that actual results will not differ materially from our expectations. Factors which could cause materially different results include, among others: the extent and impact from the continuation of the COVID-19 pandemic, along with the responses to contain the spread of the virus by various governmental entities or other actors, which may have negative effects on retail customer demand, our independent dealers, our supply chain, our production or other aspects of our business and which may have a negative impact on our consolidated results of operations, financial position, cash flows and liquidity; the ability to ramp production up or down quickly in response to rapid changes in demand while also managing costs and market share; the effect of raw material and commodity price fluctuations, and/or raw material, commodity or chassis supply constraints; the impact of tariffs on material or other input costs; the level and magnitude of warranty claims incurred; legislative, regulatory and tax law and/or policy developments including their potential impact on our dealers and their retail customers or on our suppliers; the costs of compliance with governmental regulation; legal and compliance issues including those that may arise in conjunction with recently completed transactions; lower consumer confidence and the level of discretionary consumer spending; interest rate fluctuations and their potential impact on the general economy and specifically on our dealers and consumers; the impact of exchange rate fluctuations; restrictive lending practices which could negatively impact our independent dealers and/or retail consumers; management changes; the success of new and existing products and services; the ability to efficiently utilize existing production facilities; changes in consumer preferences; the risks associated with acquisitions, including: the pace and successful closing of an acquisition, the integration and financial impact thereof, the level of achievement of anticipated operating synergies from acquisitions, the potential for unknown or understated liabilities related to acquisitions, the potential loss of existing customers of acquisitions, and our ability to retain key management personnel of acquired companies; a shortage of necessary personnel for production and increasing labor costs to attract production personnel in times of high demand; the loss or reduction of sales to key dealers; disruption of the delivery of units to dealers; increasing costs for freight and transportation; asset impairment charges; cost structure changes; competition; the impact of potential losses under repurchase or financed receivable agreements; the potential impact of the strength of the U.S. dollar on international demand for products priced in U.S. dollars; general economic, market and political conditions in the various countries in which our products are produced and/or sold; the impact of changing emissions and other regulatory standards in the various jurisdictions in which our products are produced and/or sold; changes to our investment and capital allocation strategies or other facets of our strategic plan; and changes in market liquidity conditions, credit ratings and other factors that may impact our access to future funding and the cost of debt. These and other risks and uncertainties are discussed more fully in our Quarterly Report on Form 10-Q for the quarter ended October 31, 2020 and in Item 1A of our Annual Report on Form 10-K for the year ended July 31, 2020. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date hereof or any change in events, conditions or circumstances on which any statement is based, except as required by law.

THOR WELCOMES TIFFIN

TIFFIN COMPANY PROFILE

- Family owned and operated premium manufacturer of luxury recreational vehicles for 49 years with a longstanding reputation for outstanding product quality and customer service.
- Tiffin generated approximately $800 million in revenue from the sale of RVs for the fiscal year ended February 28, 2020.
- Luxurious product lineup of both gas and diesel Tiffin-branded Class A Motorhomes including the Allegro Breeze, Allegro Red 340, Allegro Red, Open Road Allegro, Phaeton, Allegro Bus and Zephyr models.*
- The Company also produces a premium Class C product line, The Wayfarer, and a line of 5th-wheel products under the Vanleigh brand including Pinecrest, Vilano and Beacon models.
- Strong network of approximately 110 Tiffin dealers and approximately 80 Vanleigh dealers throughout North America.
- RV manufacturing facilities in Red Bay, AL, Winfield, AL and Burnsville, MS.
- ~ 2,100+ employees.



**Allegro and Phaeton are currently North America's #1 and #2 selling Class A diesel motorhomes*
Source: Statistical Surveys (www.statisticalsurveys.com)

THOR
Go Everywhere. Stay Anywhere.

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PURCHASE PRICE AND FINANCING

- **Total Consideration**
  The purchase price was $300 million, subject to customary post-closing adjustments, and includes all real estate currently owned and utilized by the Tiffin Group*. The Purchase Agreement was executed and the transaction closed on December 18, 2020.
- **Funding**
  The acquisition was funded through existing cash on-hand as well as $165 million in borrowings from THOR's existing asset-based credit facility.

  THOR expects to repay the asset-based credit facility borrowings related to the acquisition by the end of the fiscal year.

TIFFIN
MOTORHOMES

TRANSACTION OVERVIEW

FINANCIAL IMPACT

- **Accretive to Earnings**
  The transaction is consistent with THOR's long-term strategic growth plan and will be accretive to earnings in fiscal 2021 excluding the effects of purchase accounting adjustments and transaction-related expenses. The net impact of this acquisition to THOR's second quarter of fiscal 2021 results is not expected to be material.
- **Room for Margin Expansion**
  THOR anticipates that in a relatively short period of time, THOR will be able to enhance operating efficiencies and grow Tiffin Group margins to be in line with our North American Motorized segment margins for similar products.

ORGANIZATIONAL STRUCTURE

- The acquisition includes Tiffin Motorhomes, Vanleigh RV and other associated operating entities which primarily consist of vertically integrated companies that supply windows, furniture, doors, fiberglass components and other items.
- Tiffin will continue to operate as an independent company within the THOR family of companies as a subsidiary in THOR's successful decentralized model.
- Tiffin's existing management will remain in place.

VANLEIGH

THOR
Go Everywhere. Stay Anywhere.™

The Tiffin Group is comprised of Tiffin Motor Homes, Inc. and related companies.

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STRATEGIC RATIONALE Opportunities to enhance Tiffin’s operating margin exist in both the short-term and longer-term and are anticipated to be achieved through the sharing of best practices related to: Operational efficiencies Sourcing of raw materials, including leveraging our consolidated spend Leveraging of resources   Long-term growth options exist for the Tiffin Group related to: Product expansion, including expanding current Class C offerings and introducing new product lines Capacity expansion Value creation opportunities include: Expanded geographic footprint which provides access to an available and skilled workforce Sharing of production processes currently unique to the Tiffin Group Access to Tiffin’s vertically integrated suppliers

5th-Wheel Est. 2019 PRODUCT PORTFOLIO Tiffin continues to expand and diversify its premium product offering MotorHome Magazine Readers Choice 2020: - Gold Award: Tiffin Class A - Silver Award: Tiffin Class C RV Revenue Mix Fiscal Year Ended February 28, 2020 Class A Est. 1972 Class C Est. 2017 RV Business named the 2021 Zephyr diesel pusher (shown to right) as a “2021 Top RV Debut” Class A Models & Starting MSRP Allegro, $260,000 – $296,000 Allegro Bus, $425,000 Phaeton, $348,000 Open Road, $173,000 Zephyr, $688,000 5th-Wheel Models & Starting MSRP Beacon, $129,000 Pinecrest, $76,000 Vilano, $99,000 Class C Models & Starting MSRP Wayfarer, $150,000 Tiffin Group’s Annual North American Retail Unit Sales by Product Category* 2016 2017 2018 2019 Class A Class C 5th-Wheel * Source: Statistical Surveys (www.statisticalsurveys.com)

ACQUISITION OF TIFFIN MOTORHOMES Investor Relations Contact: Mark Trinske Vice President of Investor Relations mtrinske@thorindustries.com (574) 970-7912